Exhibit 32

CERTIFICATION OF OFFICERS

OF ABLEAUCTIONS.COM, INC.

PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Ableauctions.com, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)

The Amendment No. 1 to quarterly report on Form 10-QSB for the period ended March 31, 2007 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)

Information contained in Amendment No. 1 to Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 23, 2008

/s/ Abdul Ladha

Abdul Ladha

Chief Executive Officer and Chief Financial Officer